--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                       Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

* Municipal bonds fared well amid the sometimes turbulent financial market conditions of the past year.
* Yields on tax-free bonds approached parity with yields on taxable bonds before easing in recent months.
* The fund's 6- and 12-month returns exceeded those of its Lipper peer group average, aided by portfolio management decisions and below-average expenses.
* Florida's economy remained strong, fueled by rapid growth in employment and personal income.
* We expect inflation to remain under control, which should be constructive for the fixed income markets.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     Municipal bonds and your fund provided good returns for the 6- and 12-month periods ended February 28, 1999. The tax-exempt market avoided much of the turmoil in other fixed income markets. Treasury yields plunged from August to October in a massive flight to quality and then bounced back as the global financial crisis eased and the U.S. economy remained remarkably strong. The fund was able to outperform its benchmarks for both periods, a reflection of our management decisions and below-average expenses.

================================================================================

MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, investors expected the global turmoil to hurt the U.S. economy and began pushing interest rates lower. Russia's debt default in August created havoc in many markets and caused a global liquidity crisis that contributed to the flight to U.S. Treasuries. Yields on 30-year Treasuries fell to a record low of 4.72% in October from 5.92% last February. Municipal yields also fell, but the decline was more muted as long-term rates dropped to 4.64% in October from 5.08% last February. As a result, municipal yields approached parity with Treasury yields especially in longer maturities, an unusual event in a year when major tax reform was not under discussion. In response to the credit crunch, the Federal Reserve cut interest rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence.

     [Insert Municipal Bond and Note Yields chart, wrap text around. Edgar description: Line graph showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 2/98 through 2/99; Source: T. Rowe Price Associates]

     Yields reversed in December following signs of stronger-than-expected U.S. growth and a sense that the liquidity crunch had abated. Early this year, news of robust fourth quarter GDP growth (6.1%) helped fuel the rise in rates. As a result, 30-year Treasury yields ended the period nearly a full percentage point above their October lows. Municipal yields also rose but, again, not as much as Treasury yields. Interest rates on most municipal securities ended the period virtually unchanged except among short-term issues, as shown in the chart on page 1.

     The yield curve steepened as short-term and money market securities followed the Fed's lead lower while heavy supply helped exert upward pressure on long-term rates. For the calendar year, new bond issuance reached $284 billion nationwide, up 29% from 1997, a level only surpassed in 1993.

     Florida's strong expansion in recent years has been fueled by unprecedented growth in population, which has increased 16% since 1990. While the rate moderated somewhat in 1998, the state still ranks fourth nationally in population growth. Broward County added the most residents in that time period, while Sumter County experienced the highest rate of growth (51.7%). Florida's population is projected to swell by 1.2 million between 2000 and 2005. Along with this rapid population growth, Florida has also broadened and diversified its economic base, as it continues its transformation to a service and trade economy. In addition to its traditional strengths in processed agricultural products, Florida has attracted an impressive array of other industries, especially in the area of electronics.

==================================================

RISK-ADJUSTED PERFORMANCE
--------------------------------------------------
     The  Florida   Intermediate   Tax-Free   Fund
received a high Morningstar Ratingtrademark for its risk-adjusted performance, a measure of the volatility experienced in earning a particular return. As of February 28, 1999, the fund was rated four stars overall. The fund was rated among 1,576 and 1,109 municipal income funds for the three- and five-year periods ended February 28, 1999, respectively.* The top 10% of the funds in each investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Of course, past performance does not guarantee future results.

     *  Morningstar  proprietary  ratings  reflect
historical risk-adjusted performance as of 2/28/99
and may change  monthly.  Ratings  are  calculated
from  the  fund's  3- and  5-year  average  annual
returns in excess of 90-day  Treasury bill returns
with appropriate fee adjustments and a risk factor
that  reflects  fund   performance   below  90-day
Treasury  bill returns.  The Florida  Intermediate
Tax-Free  Fund was  rated 4 stars  for the  5-year
period and 3 stars for the 3-year period.
--------------------------------------------------

     Nonagricultural employment growth was 4% in January, driven by g ains in construction and services. This approximates the record growth rates of 1993-94. State projections indicate an increase in nonagricultural employment of about 3.4% for this year as a whole. Tourism, one of the main drivers of the state's economy, should continue growing in 1999. The state has also seen an influx of wealthier residents and a growth in wealth levels among its own citizens, although per capita income of $25,000 remains just below the national average. Florida has managed its financial operations responsibly, maintaining high credit ratings from each of the rating agencies. Fiscal year 1998 revenue growth was almost 9% while expenditures increased at a slightly lower rate of 6%, enabling reserves to grow significantly. These positive trends have continued into the current year, as general revenue collections for January exceeded estimates.

================================================================================
PERFORMANCE AND STRATEGY REVIEW
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
    Periods Ended 2/28/99          6 Months  12 Months
    ---------------------          --------  ---------
    Florida Intermediate
    Tax-Free Fund*                   2.28%     5.37%

    Lipper Florida Intermediate
    Municipal Debt Funds Average     2.00      4.89

     *    Previously    the    Florida     Insured
          Intermediate Tax-Free Fund.
================================================================================

     Your fund delivered good returns of 2.28% and 5.37% for the 6- and 12-month periods, respectively, ended February 28. Both results exceeded those of our peer group average. Returns on intermediate-term municipal bonds came mostly from their coupon income, with a modest contribution from price appreciation. The six-month results included income of 23 cents per share and appreciation of 2 cents per share. For the past 12 months, income was 46 cents per share and the share price appreciated 11 cents, to $10.86. Dividends per share were unchanged from our last report.

     We kept duration slightly long because of the absence of any inflationary pressures, the global demand for U.S. Treasury bonds as a result of the global financial crisis, and the exceptional value offered in the municipal market due to imbalances in supply and demand. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of six years would fall or rise about 6% in price in response to a one-percentage-point rise or fall in interest rates.) Our strategy was rewarded in the summer and fall when interest rates declined sharply.

     We maintained a long duration over the final three months of the period even as Treasury yields rose from their October lows. Municipal yields had not fallen commensurately with Treasury yields, and represented exceptional value. Further, we anticipated a seasonal increase in demand for municipals in January due to coupon reinvestment by mutual funds. Recently, relative yields have moved closer to historical averages as municipals outperformed Treasuries. As a result, we shortened duration modestly though we remain slightly long. We expect to use any rise in yields to extend duration again because we believe the low-inflation trend will remain intact.

     In addition to our duration strategy, fund results were aided by our lower-than-average expense ratio. The fund's ratio of 0.60% is nearly 30 basis points (a basis point is one one-hundredth of a percentage point) lower than the average of 15 Florida intermediate tax-exempt funds as tracked by Lipper, Inc. The Lipper average expense ratio was 0.90% as of December 31, 1998.

     At the annual meeting in October, shareholders approved the trustees' recommendation to remove the requirement that the fund invest primarily in insured bonds. (The word "insured" has also been removed from the fund's name.) The fund will continue to invest 95% of its assets in securities rated AAA or AA at the time of purchase by at least one national rating organization such as Standard & Poor's or Moody's Investor Service, Inc. Up to 5% may be rated A at the time of purchase. We believe this will allow more prudent diversification among a variety of high-quality issuers. Our strategy is to reduce exposure to insured bonds over time in a manner that does not reduce income or result in large realized capital gains. Over the last six months, new cash flow has gone to both insured and uninsured bonds; however, the uninsured exposure has increased roughly five percentage points since our last letter. The fund's weighted average credit quality remained unchanged at a very high AA.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     As noted above, Florida enjoys a robust economy, state coffers are full, and the government has displayed impressive fiscal discipline. Continued success will depend on future economic growth and on the efforts of newly elected Governor Jeb Bush, whose $46.8 billion budget includes a 6% education funding increase and $1.24 billion tax cut, the largest in state history.

     Looking nationally, we believe the forces supporting low inflation will remain intact for the foreseeable future. Despite the economy's strong momentum, we expect a decline in growth toward a more modest and sustainable level later this year. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

     So far this year, decreasing municipal issuance, strong demand, and better-than-expected economic growth have helped tax-exempt bonds outperform Treasuries, where yields have continued to rise from last year's lows. As a result, municipal yields are no longer near parity with taxable yields. Overall, however, the taxable-equivalent yields available on tax-free bonds are still very appealing, and we are optimistic about the outlook for municipal bonds through the rest of the year.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
March 19, 1999

================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Portfolio Highlights
Key statistics
                                                  8/31/98      2/28/99
                                                  -------      -------
Price Per Share                                  $10.84         $10.86
Dividends Per Share
     For 6 months                                  0.23           0.23
     For 12 months                                 0.46           0.46
Dividend Yield *
     For 6 months                                  4.32%          4.23%
     For 12 months                                 4.40           4.29
30-Day Standardized Yield                          3.74           3.42
Weighted Average Maturity (years)                  8.2            8.1
Weighted Average Effective Duration (years)        5.7            5.5
Weighted Average Quality **                         AA             AA

--------------------------------------------------------------------------------
          * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.

          **   Based on T. Rowe Price research.
================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Portfolio Highlights
SECTOR Diversification
                                         Percent of       Percent of
                                         Net Assets       Net Assets
                                            8/31/98          2/28/99
                                            -------          -------
 Dedicated Tax Revenue                        19%                16%
 General Obligation N Local                   16                 14
 Water and Sewer Revenue                      11                 13
 Hospital Revenue                              9                 11
 Air and Sea Transportation Revenue           10                  9
 Electric Revenue                              9                  8
 Nuclear Revenue                               2                  7
 Solid Waste Revenue                           5                  4
 General Obligation N State                    -                  4
 Ground Transportation Revenue                 4                  3
 Lease Revenue                                 4                  3
 Life Care/Nursing Home Revenue                3                  2
 Housing Finance Revenue                       2                  2
 Escrowed to Maturity                          2                  2
 Prerefunded Bonds                             2                  2
 Other Assets Less Liabilities                 2                  -
 Total                                       100%               100%

================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart for Florida Intermediate Tax-Free Fund shown here]

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 2/28/99          1 Year   3 Years  5 Years   Inception       Date
---------------------          ------   -------  -------   ---------       ----
Florida Intermediate
Tax-Free Fund                   5.37%     5.29%    5.64%      5.92%    3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights

                              Year
                             Ended
                           2/28/99    2/28/98   2/28/97   2/29/96   2/28/95
                           -------    -------   -------   -------   -------
NET ASSET VALUE
Beginning of period       $   10.75 $   10.52  $  10.61  $   10.14 $   10.30
------------------------------------------------------------------------------
Investment activities
 Net investment income         0.46*     0.46*     0.46*     0.47*      0.43*
 Net realized and
 unrealized gain (loss)        0.11      0.23     (0.07)      0.47     (0.14)
------------------------------------------------------------------------------
 Total from
 investment activities         0.57      0.69      0.39       0.94      0.29
------------------------------------------------------------------------------
Distributions
 Net investment income        (0.46)    (0.46)    (0.46)     (0.47)    (0.43)
 Net realized gain                -        -      (0.02)        -      (0.02)
------------------------------------------------------------------------------
 Total distributions          (0.46)    (0.46)    (0.48)     (0.47)    (0.45)
------------------------------------------------------------------------------

NET ASSET VALUE
==============================================================================
End of period             $   10.86 $   10.75  $  10.52  $   10.61 $   10.14

Ratios/Supplemental=Data======================================================

Total return**                5.37%*    6.71%*    3.81%*    9.41%*     3.01%*
------------------------------------------------------------------------------
Ratio of total expenses to
average net assets             0.60%*    0.60%*    0.60%*    0.60%*     0.60%*
------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     4.23%*    4.35%*    4.39%*    4.47%*     4.38%*
------------------------------------------------------------------------------
Portfolio turnover rate       26.9%     25.0%     75.8%     98.7%     140.5%
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $ 102,620  $  90,941  $ 78,783  $ 67,260  $ 51,922
------------------------------------------------------------------------------

  ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions
  * Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                               February 28, 1999
Statement of Net Assets
                                                          Par             Value
                                                               In thousands
FLORIDA==93.8%
Brevard County HFA, Holmes Regional Medical Center
        5.20%, 10/1/05 (MBIA Insured)                      $  2,000   $ 2,144
------------------------------------------------------------------------------
Broward County Airport, 5.25%, 10/1/10 (MBIA Insured) *       2,000     2,124
------------------------------------------------------------------------------
Canaveral Port Auth., 5.75%, 6/1/16 (FGIC Insured) *          1,000     1,066
------------------------------------------------------------------------------
Dade County, GO, Public Improvement
        7.40%, 6/1/03 (FSA Insured)                           1,100     1,254
------------------------------------------------------------------------------
Dade County
    Aviation, 5.40%, 10/1/03 (MBIA Insured) *                 1,140     1,215
------------------------------------------------------------------------------

    Resource Recovery Fac.
        6.00%, 10/1/06 (AMBAC Insured) *                      2,500     2,793
------------------------------------------------------------------------------
    Water and Sewer
        VRDN (Currently 3.00%) (FGIC Insured)                 1,000     1,000
------------------------------------------------------------------------------
        5.375%, 10/1/16 (FGIC Insured)                        1,500     1,570
------------------------------------------------------------------------------
        5.50%, 8/1/04 (MBIA Insured)                          2,000     2,162
------------------------------------------------------------------------------
        6.00%, 7/15/04 (MBIA Insured)                         3,545     3,914
------------------------------------------------------------------------------
Duval County School Dist., GO
        6.125%, 8/1/04 (AMBAC Insured)                        2,000     2,155
------------------------------------------------------------------------------
Florida Board of Ed., GO, 6.00%, 6/1/05                       3,315     3,693
------------------------------------------------------------------------------
Florida Dept. of Corrections, Okeechobee Correctional
        5.80%, 3/1/02 (AMBAC Insured)                         1,005     1,067
------------------------------------------------------------------------------
Florida Division of Bond Fin.
    Dept. of Environmental Preservation
        5.50%, 7/1/07 (AMBAC Insured)                         2,000     2,167
------------------------------------------------------------------------------
        6.00%, 7/1/05 (MBIA Insured)                            500       557
------------------------------------------------------------------------------
        6.00%, 7/1/06 (MBIA Insured)                          4,350     4,884
------------------------------------------------------------------------------
Florida Housing Fin. Agency
    Multi-Family Housing
        5.80%, 2/1/08                                         1,000     1,076
------------------------------------------------------------------------------
        5.80%, 8/1/08                                         1,000     1,079
------------------------------------------------------------------------------
Florida Municipal Power Agency
    All - Requirements Power Supply
        6.25%, 10/1/21 (AMBAC Insured)
        (Prerefunded 10/1/02+)                                1,700     1,881
------------------------------------------------------------------------------
Florida Turnpike Auth., 5.50%, 7/1/05 (AMBAC Insured)         1,000     1,089
------------------------------------------------------------------------------
Gainesville, Utilities, 6.40%, 10/1/05                        1,500     1,655
------------------------------------------------------------------------------
Hillsborough County
    Environmentally Sensitive
    Lands Acquisition and Protection
        6.20%, 7/1/05 (AMBAC Insured)                      $  1,485   $ 1,632
------------------------------------------------------------------------------
    Improvement Program
        6.00%, 8/1/04 (FGIC Insured)                          1,895     2,094
------------------------------------------------------------------------------

Hillsborough County IDA, PCR, Tampa Electric
        VRDN (Currently 3.20%)                                  200       200
------------------------------------------------------------------------------
Hillsborough County Port Dist., Tampa Port Auth.
        6.50%, 6/1/04 (FSA Insured) *                         2,000     2,233
------------------------------------------------------------------------------
Hillsborough County School Dist., GO
        7.00%, 8/15/05 (MBIA Insured)                         3,700     4,332
------------------------------------------------------------------------------
Indian Trace Community Dev. Dist.
    Water Management
        5.50%, 5/1/06 (MBIA Insured)                          1,215     1,324
------------------------------------------------------------------------------
        5.50%, 5/1/07 (MBIA Insured)                            550       599
------------------------------------------------------------------------------
Jacksonville, Water and Sewer
        6.00%, 10/1/04 (MBIA Insured)
        (Escrowed to Maturity)                                1,845     2,049
------------------------------------------------------------------------------
Jacksonville Electric Auth., St. John River, 5.00%, 10/1/09   2,000     2,069
------------------------------------------------------------------------------
Jacksonville HFA
    Charity Obligation Group
        5.00%, 8/15/11 (MBIA Insured)                           750       780
------------------------------------------------------------------------------
    Genesis Rehabilitation Hosp.
        VRDN (Currently 3.20%)                                  600       600
------------------------------------------------------------------------------
Jacksonville PCR, Florida Power and Light
        VRDN (Currently 3.15%)                                2,300     2,300
------------------------------------------------------------------------------
Lakeland Electric and Water, 6.50%, 10/1/04 (FGIC Insured)    3,755     4,248
------------------------------------------------------------------------------
Lee County IDA, Bonita Springs Utilities
        5.80%, 11/1/11 (MBIA Insured) *                       1,325     1,452
------------------------------------------------------------------------------
Lee County School Board, COP, 6.30%, 8/1/01 (FSA Insured)     2,000     2,132
------------------------------------------------------------------------------
Manatee County, Public Utilities
        6.75%, 10/1/05 (MBIA Insured)                         2,000     2,322
------------------------------------------------------------------------------
Martin County Solid Waste Disposal
    Florida Power and Light Project
        VRDN (Currently 3.35%) *                                250       250
------------------------------------------------------------------------------
Miami Dade County, 5.25%, 10/1/15 *                           2,045     2,097
------------------------------------------------------------------------------
Orange County, Public Service Tax
        5.60%, 10/1/07 (FGIC Insured)                      $    500   $   550
------------------------------------------------------------------------------

Orange County HFA, Orlando Regional Healthcare
        6.25%, 10/1/18 (MBIA Insured)                         1,870     2,173
------------------------------------------------------------------------------
Orlando and Orange County
    Expressway Auth.
        6.50%, 7/1/10 (FGIC Insured)                          1,000     1,193
------------------------------------------------------------------------------
        6.50%, 7/1/11 (FGIC Insured)                          1,000     1,196
------------------------------------------------------------------------------
Orlando Utilities Commission, 6.00%, 10/1/10                  2,500     2,892
------------------------------------------------------------------------------
Osceola County HFA
    Evangelical Lutheran Good Samaritan Society
        5.50%, 5/1/03 (AMBAC Insured)                           660       704
------------------------------------------------------------------------------
        5.50%, 5/1/04 (AMBAC Insured)                           700       754
------------------------------------------------------------------------------
        5.50%, 5/1/05 (AMBAC Insured)                           735       797
------------------------------------------------------------------------------
Palm Beach County, GO, 6.875%, 12/1/03                          325       369
------------------------------------------------------------------------------
Palm Beach County Health Fac., Hosp. Improvement
        5.00%, 12/1/13                                        1,200     1,212
------------------------------------------------------------------------------
Pasco County, Solid Waste Disposal and Resource Recovery
        5.75%, 4/1/05 (AMBAC Insured) *                       1,130     1,230
------------------------------------------------------------------------------
Pinellas County Water Auth.
        5.50%, 10/1/04 (AMBAC Insured)                        2,500     2,711
------------------------------------------------------------------------------
Reedy Creek Improvement Dist.
        6.375%, 6/1/05 (MBIA Insured)
        (Prerefunded 6/1/01+)                                    65        70
------------------------------------------------------------------------------
Reedy Creek Improvement Dist., GO
        6.375%, 6/1/05 (MBIA Insured)                           435       465
------------------------------------------------------------------------------
Tampa Health Systems, Catholic Health East
        5.25%, 11/15/11 (MBIA Insured)                        3,000     3,189
------------------------------------------------------------------------------
Tampa Bay Water, 5.125%, 10/1/11 (FGIC Insured)               2,000     2,119
------------------------------------------------------------------------------
Venice, Bon Secours Health Systems
        5.40%, 8/15/08 (MBIA Insured)                         1,290     1,405
------------------------------------------------------------------------------
Total Florida (Cost  $92,141)                                          96,287
------------------------------------------------------------------------------

GUAM==2.2%====================================================================

Guam Gov't Infrastructure, 5.50%, 11/1/05 (AMBAC Insured)     2,000     2,189
------------------------------------------------------------------------------
Total Guam (Cost  $2,122)                                               2,189
------------------------------------------------------------------------------


PUERTO=RICO==4.1%=============================================================

Puerto Rico Commonwealth Infrastructure Fin. Auth.
        5.00%, 7/1/12 (AMBAC Insured)                      $  2,000   $ 2,093
------------------------------------------------------------------------------
Puerto Rico Electric Power Auth.
        5.25%, 7/1/14 (MBIA Insured)                          2,000     2,110
------------------------------------------------------------------------------
Total Puerto Rico (Cost  $4,033)                                        4,203
------------------------------------------------------------------------------


=Total=Investments=in=Securities
 100.1% of Net Assets (Cost  $98,296)                           $     102,679

 Other Assets Less Liabilities                                            (59)

 NET ASSETS                                                     $     102,620

 Net Assets Consist of:
 Accumulated net realized gain/loss - net of distributions      $          97
 Net unrealized gain (loss)                                             4,383
 Paid-in-capital applicable to 9,447,218
 no par value shares of beneficial interest outstanding;
 unlimited number of shares authorized                                 98,140

 NET ASSETS                                                     $     102,620

 NET ASSET VALUE PER SHARE                                      $       10.86

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   COP  Certificates of Participation
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HFA  Health Facility Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Statement of Operations
In thousands                                                Year
                                                           Ended
                                                         2/28/99
==Investment=Income================================================
  Interest income                                     $    4,462
  Expenses
   Investment management                                     343
   Custody and accounting                                     96
   Shareholder servicing                                      66
   Prospectus and shareholder reports                         18
   Legal and audit                                            12
   Registration                                                8
   Trustees                                                    6
   Proxy and annual meeting                                    3
   Miscellaneous                                               3
-------------------------------------------------------------------
   Total expenses                                            555
-------------------------------------------------------------------
  Net investment income                                    3,907
-------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)==============================
  Net realized gain (loss)
   Securities                                                500
   Futures                                                    (8)

   Net realized gain (loss)                                  492
  Change in net unrealized gain or loss on securities        468

  Net realized and unrealized gain (loss)                    960

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                              $    4,867

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
In thousands
                                                           Year
                                                          Ended
                                                        2/28/99        2/28/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    3,907    $     3,580
   Net realized gain (loss)                                 492              6
   Change in net unrealized gain or loss                    468          1,792
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations      4,867          5,378
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (3,907)        (3,580)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           39,525         38,694
   Distributions reinvested                               2,822          2,480
   Shares redeemed                                      (31,628)       (30,814)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    10,719         10,360
==Net=Assets===================================================================
  Increase (decrease) during period                      11,679         12,158
  Beginning of period                                    90,941         78,783

  End of period                                      $  102,620    $    90,941

*Share information
   Shares sold                                            3,646          3,637
   Distributions reinvested                                 261            234
   Shares redeemed                                       (2,923)        (2,898)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding                984            973

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
February 28, 1999
Notes to Financial Statements
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $34,226,000 and $24,331,000, respectively, for the year ended February 28, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. Capital loss carryforwards utilized in fiscal 1999 amounted to $306,000.

     At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as financial reporting and totaled $98,296,000. Net unrealized gain aggregated $4,383,000 at period-end, of which $4,408,000 related to appreciated investments and $25,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $29,000 was payable at February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager was required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $1,000 of management fees were not accrued by the fund for the year ended February 28, 1999. Additionally, $5,000 of unaccrued management fees related to a prior period are subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $121,000 for the year ended February 28, 1999, of which $10,000 was payable at period-end.

================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Florida Intermediate Tax-Free Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Florida Intermediate Tax-Free Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 1999

================================================================================
T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/28/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  fund's  dividend  income  included   $3,863,000   which  qualified  as
exempt-interest dividends.

================================================================================

T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Annual Meeting Results

     The Florida Intermediate Tax-Free Fund held an annual meeting on October 15, 1998, to ratify the Board of Trustees' selection of PricewaterhouseCoopers LLP as the fund's independent accountants and to amend the fund's objective.

     The results of voting were as follows (by number of shares):

================================================================================
For PricewaterhouseCoopers LLP as independent accountants for the Florida Intermediate Tax-Free Fund:

    In favor:         4,899,674.126
    Against:             43,659.251
    Abstained:          140,152.181

To amend the investment objective to remove the requirement that the fund be invested primarily (at least 65% of total assets) in insured bonds:

    In favor:               3,935,800.996
    Against:                  858,951.390
    Abstained:                152,641.172
    Broker Non-Votes:         136,092.000

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F91-050  2/28/99